UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2022

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(IRS Employer Identification No.)

500 W. Monroe Street
Chicago,	Illinois	60661
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 847-576-5000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock; $0.01 par value	MSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective November 17, 2022, the Board of Directors (the “Board”) of Motorola Solutions, Inc. (the “Company”) approved an amendment and restatement of the Company’s Amended and Restated Bylaws (as amended and restated, the “Amended Bylaws”). The amendments, among other things:

•

Update the procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of proposals regarding other business at stockholder meetings, including to address the effectiveness of rules related to the use of “universal” proxy cards adopted by the Securities and Exchange Commission, by:

•

requiring that a stockholder submitting a nomination provide the Company with reasonable evidence five business days prior to the applicable meeting that it has complied with the requirements of Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

•	requiring the provision of information satisfying the requirements of Rule 14a-19 and additional background information and disclosures regarding proposed or possible nominees;

•	requiring that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white;

•	requiring that the proposing stockholder (or a qualified representative thereof) appear at the annual meeting of stockholders to present the proposed business or nomination; and

•

clarifying that special meetings of stockholders requested by stockholders will not be held if made in a manner involving a violation of Regulation 14A under the Exchange Act (including Rule 14a-19, if applicable) or other applicable law;

•	Reflect updates to requirements about stockholder lists at stockholder meetings consistent with recent amendments to the Delaware General Corporation Law;

•	Clarify the power of the Board to schedule, postpone, reschedule or cancel annual or special meetings of stockholders;

•	Adopt gender-neutral language when referring to particular positions, offices or title holders; and

•	Incorporate technical, ministerial, clarifying and conforming changes, including to align the Amended Bylaws with various provisions of the Delaware General Corporation Law.

The foregoing description of the changes to the Company’s Amended and Restated Bylaws as set forth in the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, which is included as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Motorola Solutions, Inc. (effective as of November 17, 2022).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC. (Registrant)

Dated: November 18, 2022	By:	/s/ Kristin L. Kruska
		Name:	Kristin L. Kruska
		Title:	Corporate Vice President, Transactions, Corporate & Securities Law and Secretary